SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Union Bankshares, Inc. annual meeting of shareholders held on May 20, 2026, Director Cornelius J. Van Dyke did not stand for re-election and retired from his position as director and Board Chair of Union Bankshares, Inc. and Union Bank as he had reached the mandatory retirement age under the bylaws.

At the Union Bankshares, Inc. organizational Board meeting held immediately after the annual shareholders meeting on May 20, 2026, Chief Executive Officer David S. Silverman was named Board Chair and Timothy W. Sargent was named Vice Chair and Lead Independent Director of Union Bankshares, Inc. and Union Bank.

Item 5.07: Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 20, 2026. Of 4,614,050 shares outstanding on the record date of the meeting (March 27, 2026) and entitled to vote, 3,297,195 shares were represented in person or by proxy. The following two matters were voted on by the shareholders and approved at the meeting:

1.To fix the number of directors at ten for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Against	Votes Withheld	Broker Non-votes
Dawn D. Bugbee	2,391,408	64,566	11,707	829,514
Steven P. Cote	2,398,242	61,347	8,092	829,514
Walter B. Frame III	2,399,876	60,785	7,020	829,514
Mary K. Parent	2,403,279	63,081	1,321	829,514
Nancy C. Putnam	2,400,009	65,856	1,816	829,514
Gregory D. Sargent	2,394,809	72,070	802	829,514
Timothy W. Sargent	2,393,437	72,641	1,603	829,514
David S. Silverman	2,408,750	41,322	17,609	829,514
Janet P. Spitler	2,399,557	63,180	4,944	829,514
Jeffrey F. Weidley	2,419,334	33,897	14,450	829,514

2.To ratify the appointment of the firm of BDMP Assurance, LLP as the Company’s external auditors for 2026. The number of votes in favor was sufficient to ratify the appointment.

Votes For	Votes Against	Abstained
3,268,522	11,454	17,219

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 21, 2026	/s/ David S. Silverman
David S. Silverman
Chief Executive Officer

May 21, 2026	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

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